Deutsche Bank Global Financial Services Conference May 29, 2019 Brad Conner Vice Chairman, Head of Consumer Banking Exhibit 99.1

Forward-looking statements and use of key performance metrics and non-GAAP financial measures This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals; Our ability to meet heightened supervisory requirements and expectations; Liabilities and business restrictions resulting from litigation and regulatory investigations; Our capital and liquidity requirements (including under regulatory capital standards, such as the U.S. Basel III capital rules) and our ability to generate capital internally or raise capital on favorable terms; The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; and Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. Key Performance Metrics and Non-GAAP Financial Measures and Reconciliations Key Performance Metrics: Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our Registration Statements on Form S-1 and our external financial reports filed with the Securities and Exchange Commission. The KPMs include: Return on average tangible common equity (ROTCE); Return on average total tangible assets (ROTA); Efficiency ratio; Operating leverage; and Common equity tier 1 capital ratio. Established targets for the KPMs are based on Management-reporting results which are currently referred to by the Company as “Underlying” results. In historical periods, these results may have been referred to as "Adjusted" or "Adjusted/Underlying" results. We believe that Underlying results, which exclude notable items, provide the best representation of our underlying financial progress toward the KPMs as the results exclude items that our Management does not consider indicative of our on-going financial performance. We have consistently shown investors our KPMs on a Management-reporting basis since our initial public offering in September of 2014. KPMs that reflect Underlying results are considered non-GAAP financial measures. Non-GAAP Financial Measures: This document may contain non-GAAP financial measures denoted as Underlying results. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

Strong franchise with leading positions in attractive markets(1) Assets $161.3 Rank #13 Loans $117.6 Rank #11 Deposits $123.9 Rank #11 Footprint GDP above national average Personal consumption 43% higher than the national average Higher percentage of individuals with 4-year degrees or higher Higher percentage of households with income of $100K or above Top 5 deposit market share in 9 of our 10 largest MSAs(2) 83% of deposits in markets where we have top 5 position #2 deposit market share in New England(3) Top 5 rank in HELOC in 9/9 markets(4) Franchise highlights $ Billions See pages 22 and 23 for notes CFG non-branch location CFG branch location CFG Corporate Headquarters - Providence, RI Deposits from all 50 states Attractive footprint with large mass-affluent and affluent segments

Diversified and balanced business model(1) Commercial Coverage Commercial & Industrial Banking Commercial Real Estate Corporate Verticals Healthcare Technology Oil & Gas Aerospace & Defense Franchise Finance Products Loans and Deposits Capital Markets Global Markets M&A Advisory Treasury Solutions Equipment & Asset Based Lending Deposits $123.9 billion(3) Loans and Leases $117.6 billion(3) Consumer Commercial Consumer In Footprint Retail Deposit Services Mobile/Online Banking Mortgage(2) Home Equity Loans/Lines Wealth Management Business Banking Card/PERL(2) National Citizens Access® Auto Education Finance Card/Unsecured See pages 22 and 23 for notes

Aiming for Excellence To help our customers, colleagues and communities reach their potential Objective is to be a top-performing bank that delivers well for all stakeholders Committed to excellence in every dimension Focused on long-term franchise value and consistent delivery of earnings growth and attractive returns Trusted advisor to our customers Strong leaders and best-in-class talent Build seamless, multi-channel and digitized customer experiences Advanced data & analytics drive insight, advice and tailored solutions Innovative, customer-centric organization Engage, inspire and develop our colleagues to deliver for our customers Enhance our communities through strength of the company and involvement of our colleagues Prudently grow and optimize our balance sheet Self-fund investments through efficiency and mindset of continuous improvement Utilize new technologies to deliver more effective outcomes at lower costs Good stewards of capital Strengthening our franchise while delivering results Mission Excellence in key areas Strong culture Financial discipline

Key messages Continued investments in our future Continuous improvement mindset Significant investments in new technologies, seamless integration of digital and physical distribution and customer experience Enhancing data analytics to target household growth in mass affluent/ affluent segments Accelerated branch network transformation strategy; focus on advisory format Making the investments to position us favorably for the future Broadening capabilities Leader in education refi; launched innovative merchant financing partnerships; Fundation automated small business underwriting partnership Franklin American Mortgage acquisition created top-15 bank owned mortgage servicer & originator Clarfeld acquisition augments Wealth multi-segment advisory platform Enhanced digital capabilities with Citizens Access® Innovating to source new customers and future revenue streams Continuing to drive improved efficiency and effectiveness through efficiency and Balance Sheet Optimization initiatives Relentless focus on our expense base through customer journeys, lean and agile development and process automation

Consumer Banking - highlights

- Continued investments in broadening our capabilities are driving strong financial results
- Enhanced fee income capabilities in Mortgage and Wealth
- Loan growth in higher-return categories such as education and unsecured lending
- Consistent deposit growth with strength in non-interest bearing deposits

Increasing fee income with enhanced capabilities



$s in millions
~10%
$884
$883
$905
$973
2015[1]
2016
2017
2018
Other income
Mortgage banking fees
Trust & investment services fees
Card fees
Service charges and fees

Generating attractive loan growth[2]



$s in billions
~5% CAGR
$51.2
$54.7
$58.0
$60.0
2015
2016
2017
2018
Home Equity
Mortgage
Auto
Education
Business
Other

Deposit growth outpacing loans[2]



$s in billions
~4% CAGR
$69.7
$72.0
$74.9
$77.5
+19% vs 2015
2015
2016
2017
2018
Money market
DDA
Checking with interest
Term & time deposits
Regular savings

Citizens Financial Group, Inc.

See pages 22 and 23 for notes

7

Consumer Banking – enhancing our platform Recognition(1) Enhancements Partnerships Ranked #1 Enhanced digital capabilities with Citizens Access®; raised $4.6 billion nationally as of 1Q19 Created top-15 bank owned mortgage servicer & originator(2) with $89.3 billion servicing portfolio as of 1Q19 Augmented wealth multi-segment advisory platform with recent acquisition – increased advisor base by 10% YoY Launched innovative merchant financing partnerships Accelerated branch network transformation strategy with focus on advisory format Built out compelling data analytics platform with focus on customization Ranked #2 Barlow CAMELSTM business banking Automated investing platform for Wealth customers Digital lending capability for small businesses Digital portal for resi-construction projects Platform for employer-matching of student loans Home shopping experience Digital mortgage application See pages 22 and 23 for notes

Current 2020-2025 2015 launch of data analytics-optimized CD direct mail program resulted in six-fold increase in incremental deposits with a 75% decrease in cost to acquire(1) Investing in data analytics People-based targeting Predictive targeting Since 2015, have invested significantly to enhance data intelligence and enable smarter analytics-driven decisions Identifying customer needs and creating personalized offers Delivering offers to the right customers via combination of channels Optimizing channel mix for each target segment to improve efficiency Fundamentally redesign customer interactions to make banking more personalized and convenient Move towards analyzing live data to provide the best advice and deliver relevant offers in the moment Actively manage customer relationships by analyzing and leveraging factors that influence behavior Data analytics capabilities moving quickly towards real-time & personalized targeting using AI See pages 22 and 23 for notes

Continue to improve primacy in targeted segments 464 474 500 522 Mass affluent, affluent and HNW primary households with loan/investments(1) In thousands +12% Serve ~1 million HNW/Affluent/Mass Affluent primary households, up 11% from 2015, including 522K with a loan or investment, up 12% Launched Platinum Checking, core value proposition for Mass Affluent segment, in 2016; accounts up 110% through 2018 Key retention and deepening metrics within Mass Affluent have improved since 1Q17 Average deposit & investment up 8% 12-month new-to-bank retention improved 5% # of total households +13% CAGR in millions Driving strong customer acquisition 3.7 4.4 5.3 See pages 22 and 23 for notes

Consumer Banking customer journeys now underway

Journey	Initiatives	Results
Welcome to the Bank	▪ Designing simple, fast and consistent experience across channels ▪ Expanding to all products & channels, starting with personal accounts	Time to open an account improved ~50%[1]
Help me resolve my problems	▪ Leveraging "Voice of the Customer" data to prioritize top pain points ▪ Increasing focus on self-service and process automation improvements ▪ Enabling foundational enterprise-wide and cross-journey experiences	~10% to 20% reduction in customer complaints[2]
Keep me safe from fraud	▪ Expanding real-time communication platform to detect fraud faster and reduce customer friction at point of sale ▪ Revising check claims process, improving recovery opportunity	~73% response rate for automated fraud alert texts/emails[3]
Help me buy a home	▪ Increasing lead generation and conversion rates through "Your Home Rewards" digital home buying program ▪ Achieved 250% increase in clicks to lead form via website optimization ▪ Launched easier and more intuitive digital mortgage application	+17 point improvement in net promoter score[4]

See pages 22 and 23 for notes

Citizens Financial Group, Inc.™
11

Evolving our integrated distribution & advice model

Transforming branch network while improving advisory capabilities and efficiencies

Presence

- Transforming ~40% of branch network by 2021; ~70 consolidations over the next three years
- Increasing brand awareness through branch modernization and new banking and wealth centers
- Strategically deploying high-visibility branches and ATMs to support brand awareness
  - New banking/wealth centers in key Boston/Philly locations
  - Highly-visible ATMs in Boston/Detroit airports

Capabilities

- Evolving model toward specialist capabilities to improve experience & enhance efficiency
- Promoting self-service with enhanced ATMs
- Attracting & retaining top talent with innovative training & nimble development technologies

Efficiency

- Expect to reduce teller count by ~35% through 2021
- Targeting ~48% of deposits via ATM/mobile by YE19 from ~42% at YE18
- Reducing square footage of transformed branches by ~60% to an average ~2,500 sq ft



# of branches
~11%
~1,200
~1,000
"Transformed"
2016
2021E



Branch FTEs
~15%
~6,500
~5,600
23%
54%
24%
~20%
~60%
~20%
Teller
Specialist/ Advisory
Management
2016
2021E

Citizens Financial Group, Inc.

12

Focus on driving increased digital engagement Increasing digital engagement drives higher customer satisfaction and profitability Targeting launch of enhanced digital platform in 4Q19 New architecture expected to provide multiple benefits Offer a seamless experience across all digital channels Highly scalable cloud-based platform Up to 10x increased speed to market for new features Plug-in capabilities New-to-bank digital engagement rising(1) % of loan & deposit unit sales by channel(2) Integration of digital and physical distribution driving higher digital engagement Highlights See pages 22 and 23 for notes Digital loan and deposit sales expected to grow to ~33% by 2021 driven by enhanced capabilities

Enhancing Consumer Banking fee income

$s in millions

Increasing fee income with enhanced capabilities

2015
$884 million[1]


Other
4%
Service charges & fees
46%
Mortgage
11%
29%
18%
Trust & investment services
21%
Card

2018
$973 million


Other
3%
Service charges & fees
42%
Mortgage
16%
34%
18%
Trust & investment services
21%
Card

Expanding our Wealth platform

- Financial advisors up ~30% since 2015 to ~420
- Augmented Wealth multi-segment advisory platform with Clarfeld acquisition
- Enhanced focus on managed money products with annuity-like fee base
- Launched access to Strategic and Tactical Allocation Risk (STAR) portfolios to Affluent & Mass Affluent clients
- First large regional bank to launch integrated digital investment advisor platform, SpeciFi®

Gaining momentum in Mortgage

- Achieved scale – $89 billion servicing portfolio with over 440K households nationwide[2]
- Launched new digital mortgage application and home buying platforms
- Innovating in operations to create efficiencies and improve customer experience
- FAMC integration proceeding well; accelerated cost savings initiatives

See pages 22 and 23 for notes

Citizens Financial Group, Inc.™

14

Building lending capabilities

$ billions

Home equity line of credit originations[1,2]



~30%
$4.0
$5.2
$5.5
$5.2
10%
14%
1...
18%
2015
2016
2017
2018
HELOC originations
New-to-bank HELOC originations

Education originations[1]



~36%
$1.5
$1.9
$2.0
$2.1
74%
75%
71%
63%
26%
25%
29%
37%
2015
2016
2017
2018
InSchool
Education Refinance (ERL)

Consumer unsecured portfolio originations[1,3]



~112%
$1.2
$2.2
$2.6
29%
40%
40%
71%
60%
60%
2016
2017
2018
Merchant partnerships
Consumer unsecured

- ~60% of new-to-bank HELOC HHs are Mass Affluent or Affluent[4]
- Direct-to-consumer focus helps drive above-peer average balance trends
- Home equity loan growth impacted by market conditions but still outperforming industry

- ~60% of new-to-bank InSchool and ~50% of new-to-bank ERL households are Mass Affluent or Affluent[4]
- ~60% of ERL applications online

- Launched merchant-finance product in 3Q15; high-quality portfolio with loss-sharing agreements
- Several merchant partnerships in the pipeline

Citizens Financial Group, Inc.™

See pages 22 and 23 for notes

15

Strong progress in growing lower-cost deposits

$s in billions

Focused on growing lower-cost deposits



~6% CAGR
$33.9
$36.4
$38.3
$40.1
42%
42%
42%
43%
DDA CAGR ↑6%
2015
2016
2017
2018
DDA
Lower-cost deposits(1)

Continued opportunity to improve mix towards DDA and lower-cost categories

Strategies to grow deposits cost-effectively

- Targeting primary household growth in Affluent/ Mass Affluent segments
- Continue to enhance product suite
- Customer Journeys - simplified account opening experience drives loyalty and improved retention
- Data analytics - personalized targeting across all products and channels
  - Deepen relationships, drive volume and improve retention
  - Enhanced pricing analytics drive offer and retention strategies
  - In-branch offers, mobile and online digital customer acquisition and direct-mail offers in lieu of 'mass promotions'
- Citizens Access® exceeding expectations
  - Raised $4.6 billion through 1Q19
  - ~70K accounts with average balance of ~$70K
  - Less than 5% from existing CFG customers

See pages 22 and 23 for notes

Citizens Financial Group, Inc.™

16

1.03% 0.70% 0.58% 0.53% 0.47% 0.48% Retail loan performance Total retail loss rate Optimizing mix with growth in higher-return categories such as education and unsecured lending while reducing lower-return auto Yields up, return on capital up, charge-off trend stable Expect average retail loss rates to remain relatively stable in 2019 and in the mid- to- high 50 bps range through 2021 Re-balancing retail loan mix to drive improved risk-adjusted returns $ in billions ~5% CAGR $58.8 See pages 22 and 23 for notes (1) (1) (2) (3)

Consumer Banking initiatives help drive enterprise performance Tapping Our Potential (“TOP”) Balance Sheet Optimization (“BSO”) Loans Continue repositioning toward higher-return categories while maintaining stable stress losses Growing education & unsecured Strategic reduction of auto Identifying opportunities in 2019 to reduce lower-yielding residential mortgages Deposits Continue focus on growing lower-cost deposits Data analytics helping to drive effective targeting and household growth in mass affluent/affluent segments Added emphasis on deepening relationships and growing DDA balances Revenue initiatives Develop real-time analytics to drive enhanced personalization; improve marketing driven production Expand growth areas: merchant partnerships Build-out fee income capabilities: Wealth and Mortgage Efficiency initiatives Organization simplification Lean/process improvement Customer journeys (revenue + efficiency): simplifying & streamlining external customer-centric processes Branch transformation

Strong franchise with leading positions in attractive markets Continuing to grow more attractive risk-adjusted return portfolios and controlling deposit costs Consumer Banking’s strategy remains consistent & is helping drive strong overall CFG performance Focusing on data analytics, digital strategy, deepening relationships with target segments, positioning our distribution for the future, and delivering on customer journeys and simple experiences Continue to grow mass affluent/affluent households Broadening capabilities and capturing fee income opportunities Citizens Access® Franklin American Mortgage Clarfeld Financial Advisors Continuing to invest to drive improving efficiencies & returns On track to deliver well for all stakeholders in 2019 Key messages

Appendix

Highly disciplined on credit: diversified and granular core loan mix

$59.9 billion 4Q18 retail portfolio[1]



Non-Core
Other
Education InSchool
Education Refi
Credit Cards
Indirect Auto
Residential Mortgage
Home Equity
1%
6%
5%
10%
3%
20%
32%
23%

- Weighted-average FICO score of ~765
- ~75% collateralized
- ~80% of the retail real estate portfolio is 1st lien secured

CFG vs. Peers[2]



Retail NCO%
0.6%
0.5%
0.4%
0.4%
0.5%
0.5%
0.5%
0.4%
0.4%
0.5%
4Q17
1Q18
2Q18
3Q18
4Q18
Retail NPL%
1.2%
1.1%
1.1%
1.0%
1.0%
1.0%
1.0%
0.9%
0.9%
0.9%
4Q17
1Q18
2Q18
3Q18
4Q18
CFG
Peers

$s in billions

Core retail portfolio refreshed FICOs improved YoY[1]



$57.4
$59.0
<640
640-679
680-739
740-799
800+
6%
6%
19%
33%
36%
6%
5%
18%
33%
38%
+2% YoY
4Q17
4Q18

Super prime/prime-focused retail portfolio

- Core mortgage - FICO ~790; CLTV of ~60%
- Core home equity - FICO ~765; 53% 1st lien
- Auto - FICO ~730
- Education lending - FICO ~780
- Unsecured portfolio - FICO ~750
  - $2.0 billion credit card portfolio - FICO ~740
  - $1.6 billion personal unsecured - FICO ~765
  - $1.5 billion merchant finance portfolio - FICO ~760, plus benefit of loss-sharing arrangements

Citizens Financial Group, Inc.

See pages 22 and 23 for notes

21

Notes

General Notes

a) References to net interest margin are on a fully taxable equivalent ("FTE") basis. In 1Q19, Citizens changed its quarterly presentation of net interest income and net interest margin (NIM). Consistent with our understanding of general peer practice, the Company simplified the calculation of its reported NIM to equal net interest income, annualized based on the actual number of days in the period, divided by average total interest earning assets for the period. Under the Company's prior methodology, NIM was calculated using the difference between the annualized yield on average total interest-earning assets and total interest-bearing liabilities for the period. The Company also began presenting both net interest income and NIM on an FTE basis. Prior periods have been revised consistent with the current presentation.
b) Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.
c) References to "Underlying results before the impact of Acquisitions" exclude the impact of acquisitions occurring after 2Q18 and notable items, as applicable.
d) Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS.
e) Select totals may not sum due to rounding.
f) Current period regulatory capital ratios are preliminary.
g) Any mention of EPS refers to diluted EPS.
h) Throughout this presentation, references to loan growth are on an average basis and exclude loans held for sale unless otherwise noted.

Notes on slide 3- Strong franchise with leading positions in attractive markets

1. Period-end balances as of March 31, 2019, loan balances exclude loans held for sale. Ranking based on 4Q18 data, unless otherwise noted; excludes non-retail depository institutions, includes U.S. subsidiaries of foreign banks.
2. Source: FDIC, June 2017. Excludes "non-retail banks" as defined by SNL Financial. The scope of "non-retail banks" is subject to the discretion of SNL Financial, but typically includes: industrial bank and non-depository trust charters, institutions with more than 20% brokered deposits (of total deposits), institutions with more than 20% credit card loans (of total loans), institutions deemed not to broadly participate in the banking services market and other non-retail competitor banks.
3. Source: FDIC June 2017 and SNL Financial. Top MSAs determined by retail branch count. Branches with ≥$500 million in deposits excluded. Excludes "non-retail banks" as defined by SNL Financial. The scope of "non-retail banks" is subject to the discretion of SNL Financial, but typically includes: industrial bank and non-depository trust charters, institutions with more than 20% brokered deposits (of total deposits), institutions with more than 20% credit card loans (of total loans), institutions.
4. According to Equifax; origination volume as of 1Q19.

Notes on slide 4 - Diversified and balanced business model

1. Period-end balances as of March 31, 2019.
2. Includes select originations outside the traditional branch banking footprint.
3. Consumer/Commercial deposit and loan mix percentages exclude non-core loans and leases of $2.3 billion and deposits of $7.8 billion in Other.

Notes on slide 7 - Consumer Banking - Highlights

1. For consistency, 2015 GAAP results for non-interest income in Consumer Banking are adjusted for the $26 million impact of a change in accounting for card rewards that occurred in 1Q16.
2. Full-year average balances for loans and deposits; loan balances exclude loans held for sale.

Notes on slide 8 - Consumer Banking - enhancing our platform

1. Recognition is as follows:
- 2018 Temkin Experience Rating, U.S. March 2019.
- Barlow CAMELSTM Score represents Small Business Banking with >$100,000 & < $10 million in annual revenue with a composite CAMELSTM score of 57; (1Q2016-4Q2017). The Barlow Research CAMELSTM score looks at total banking experience as measured in six performance components: channel satisfaction, attitude toward their bank, management of relationships, error avoidance, loyalty product cross-sell ratios and selling performance.
- Money magazine's Best Bank for College Students in the Northeast.
- Celent Model Wealth Manager Platform Award for SpeciFi®.
- Award for Citizen Bank's Digital Business Loan Collaboration with Fundation.

2. Based on Inside Mortgage Finance data

Notes on slide 9 - Investing in data and analytics

1. Company data.

Notes on slide 10 - Continue to improve primacy in targeted segments

1. Source: Company data as of year-end 2015, 2016, 2017 and 2018; and 1Q17 and 1Q19, respectively. Includes retail households only. Primary household defined as checking household with checking average balance >=$100 and transactions >1 in each of the prior three months. Transactions include ACH credit, ACH debit, checks written, online/mobile bill pay, P2P and remote deposit capture. Primary household with loan or investment product defined as primary household that also has a minimum of one loan or investment account. Segment definitions based on total investable assets include: Pre-Mass <$25,000, Mass Market $25,000 - <$100,000, Mass Affluent of $100,000 to <$500,000, Affluent of <$500,000 to <$3,000,000 and High Net Worth (HNW) of >$3,000,000.

Notes on slide 11 - Consumer Banking customer journeys now underway

1. Company data based on new functionality introduced online in December 2018 and in the branches in May 2019.
2. Company data based on the reduction in customer complaints related to card orders, PIN mailers and overdraft fees in 2018 compared to 2017.
3. Company data based on fraud detection platform reporting results for 1Q19.
4. Company data based on improvement in Net Promotor Score at origination in 1Q19 compared to 1Q18.

Citizens Financial Group, Inc.™
22

Notes, continued

Notes on slide 13- Focus on driving increase digital engagement
1. New-to-bank digital engagement based on at least 1 digital transaction in 30-60 days after origination as a percentage of new-to-bank checking households originated. Digital categories include online/mobile bill pay, RDC and Zelle.
2. Digital loan and deposit unit sales include sales initiated and completed online; total unit sales data excludes merchant-finance products.

Notes on slide 14 - Enhancing Consumer Banking fee income
1. For consistency, 2015 GAAP results for non-interest income in Consumer Banking are adjusted for the $26 million impact of a change in accounting for card rewards that occurred in 1Q16.
2. Mortgage servicing portfolio and serviced households as of March 31, 2019.

Notes on slide 15 - Building lending capabilities
1. Represents originations for the period
2. New-to-bank origination percentage based on households as percentage of total household HELOC originations. Source: Company data.
3. Excludes credit card and education portfolios.
4. New-to-bank origination percentage based on mass affluent and affluent households as a percentage of total households for HELOC, InSchool and ERL originations.

Notes on slide 16 - Strong progress in growing lower-cost deposits
1. Lower-cost deposits includes average checking with interest and traditional savings balances. Citizens Access deposits are excluded. DDA includes mortgage escrow.

Notes on slide 17 - Re-balancing retail loan mix to drive improved risk-adjusted returns
1. Shown as % of retail assets. Fiscal-year average balances.
2. FFELP loans are included in InSchool.
3. Unsecured includes PERL, credit card and product financing.

Notes on slide 21 - Highly disciplined on credit: diversified and granular core loan mix
1. Source: Company data. Portfolio balances as of December 31, 2018. Refreshed FICO score, LTV ratio, loan term, lien position and property type reflects most recently available data. Consumer credit quality data as of November 30, 2018, as applicable.
2. Source: SNL Financial. Product view - regulatory reporting basis. Peer banks include CMA, BBT, FITB, KEY, MTB, PNC, RF, STI and USB. NPL% equals nonaccrual loans plus 90+ days past due and still-accruing loans (excluding FDIC "covered" loans and loans guaranteed by the U.S. government) as a % of total.

Citizens Financial Group, Inc.™
23